MARQUEE VARIABLE ANNUITY

Issued by

Transamerica Financial Life Insurance Company

Supplement Dated December 12, 2011

to the

Prospectus dated May 1, 1999

Effective on or about December 12, 2011, the following subaccounts (the “subaccounts”) will be closed to new investments:

—	Fidelity VIP Equity-Income Portfolio
—	Fidelity VIP Growth Portfolio

“Closed to new investments” means no one can allocate additional amounts (either through policy transfer or additional premium) to the Subaccounts after December 12, 2011.

If you have any amount in the Subaccounts on December 12, 2011, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the Subaccounts into other subaccounts;
•	withdraw amounts from the Subaccounts; and
•	maintain your current investment in the Subaccounts.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging) directing us to invest in the Subaccounts, you need to provide us with new instructions for amounts that would have otherwise gone into the Subaccounts.

Any references in the Prospectus to the subaccounts are hereby changed as noted above.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Marquee Variable Annuity dated May 1, 1999